UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

GLOBE LIFE INC.
(Name of Registrant as specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(14) and 0-11.

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GLOBE LIFE INC.
ADDITIONAL INFORMATION MATERIAL

CHANGE TO VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

This supplement to the definitive proxy statement (the "Supplement") for the 2020 Annual Meeting of Shareholders of Globe Life Inc. (the "2020 Annual Meeting") provides additional information to the Notice of 2020 Annual Meeting of Shareholders and Proxy Statement (the "Proxy Statement") which was filed by Globe Life Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") and mailed to shareholders of record on March 19, 2020.

The information in this Supplement is in addition to the information provided by the Proxy Statement, and except for the changes described herein, this Supplement does not modify any other information set forth in the Proxy Statement. THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

CHANGE TO VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

The Proxy Statement includes a Notice of 2020 Annual Meeting of Shareholders (“Notice”), informing shareholders eligible to vote as of the record date of March 3, 2020 of the date, time and location of the Company’s 2020 Annual Meeting. The Notice indicates that the 2020 Annual Meeting will occur at Globe Life Inc., 3700 South Stonebridge Drive, McKinney, Texas 75070 (the Company’s corporate headquarters). In light of the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders and other meeting participants, the format of the 2020 Annual Meeting has been changed to a virtual meeting format only, to be held via live audio webcast.

Shareholders and Guests

You may access the virtual meeting on your smartphone, tablet or computer. You will need the latest version of Chrome, Safari, Internet Explorer 11, Edge or Firefox. Please ensure that your browser is compatible. You may log in to the webcast portal fifteen (15) minutes prior to the meeting. If you experience any difficulty logging in, you may call 1-866-557-8699 for assistance.

Shareholders – To log into the virtual meeting:
•Go to http://web.lumiagm.com/245001974
•Click on “I have a control number”
◦Registered shareholders – Enter the control number found in the upper right-hand corner of your proxy card.
◦Beneficial shareholders – Please contact your bank, broker or other nominee to obtain a “meeting attendance number” at least five days prior to the meeting. This number will be used, instead of the control number on your voting instruction form, to gain access to the meeting.
•Enter the following Meeting Code: “GLOBELIFEINC2020” (case sensitive)

Guests – To log into the virtual meeting:
•Go to http://web.lumiagm.com/245001974
•Click on “Guest Access”
•Answer the brief questions (name, company, email)

Upon admittance to the virtual meeting, shareholders will be able to participate in the meeting, securely vote, submit questions or comments to management (in accordance with the Company’s Shareholders’ Rights Policy), and access a copy of the shareholder list (by clicking on an active link), just as one could at an in-person meeting. Guests will also be able to access the meeting and listen to the live webcast.

THIS SUPPLEMENT HEREBY PROVIDES NOTICE TO THE COMPANY’S SHAREHOLDERS OF ITS DECISION TO CHANGE THE FORMAT OF THE 2020 ANNUAL MEETING TO A VIRTUAL LIVE AUDIO WEBCAST. The 2020 Annual Meeting will still be held on Thursday, April 30, 2020 at 10:00 a.m. Central Daylight Time.

The Company believes that this format change is in the best interests of its directors, officers, employees and shareholders.

The Company notes the following in regards to the shareholder voting process:

•Proxy cards or voting instructions, previously received by the Company and providing voting directions, will remain valid and in effect and will be voted as directed;
•Registered shareholders will be able to securely vote during the meeting (until the polls are closed), in accordance with the instructions provided on their proxy card, by clicking on a link that will provide access to the online voting site;
•Beneficial shareholders will be able to securely vote during the meeting (until the polls are closed) by clicking on a link allowing access to a voting ballot, which may be completed and emailed to EQ. To vote during the meeting, beneficial shareholders first must have obtained a legal proxy from their bank, broker or other nominee, which must be submitted, via email, either in advance of the meeting to EQSS-ProxyTabulation@equiniti.com or along with the voting ballot during the meeting;
•The Company will not make available or distribute, and shareholders do not need to sign new proxy cards or submit new voting instructions solely as a result of the change in meeting format; and
•If a shareholder has already submitted a proxy card or voting instructions to the Company, there is no need to resubmit a proxy card or voting instructions, unless the shareholder wishes to change the votes previously cast on Proposals 1, 2 or 3.

For holders of Common Stock, whether or not you plan to virtually attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed may be used to vote your stock in connection with the Annual Meeting. While it is not necessary if you have submitted your proxy in advance, you may vote during the Annual Meeting by following the instructions on the proxy card.

ADDITIONAL INFORMATION

Before making any voting decision and because each vote is important, the Company encourages all shareholders to carefully read the proxy materials, including the Proxy Statement and the 2020 Annual Report, which contains the Company's Form 10-K Annual Report for the year ended December 31, 2019 filed with the SEC on February 27, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 30, 2020: The Company’s Proxy Statement and 2019 Annual Report are available at: https://investors.globelifeinsurance.com/annual-reports.

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. Shareholders can read these SEC filings over the Internet at the SEC's website at www.sec.gov or on the Company’s website at https://investors.globelifeinsurance.com/sec-filings.